UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2021

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Menlo Avenue, Suite 100 Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

Effective June 9, 2021, the Board of Directors of 180 Life Sciences Corp. (the “Company”, “we” and “us”), with the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, pursuant to the power provided to the Board of Directors (“Board”) by the Company’s Second Amended and Restated Certificate of Incorporation and Delaware General Corporation Law, increased the number of members of the Board of Directors from seven to nine, and appointed Frank Knuettel II, MBA, and Pamela G. Marrone, PhD, as members of the Board, to fill the two new vacancies on the Board (the “Appointees” and the “Appointments”), which Appointments will be effective the earlier of (a) the business day following the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020; and (b) June 28, 2021 (as applicable, the “Extended Director Appointment Effective Date”). Mr. Knuettel and Dr. Marrone were appointed as Class I and Class II directors, respectively, and will serve until the Company’s 2021 Annual Meeting of Stockholders (Mr. Knuettel) and the 2022 Annual Meeting of Stockholders (Dr. Marrone), until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

In addition, Russell T. Ray, MBA and Teresa DeLuca MD, MBA, whose appointments to the Board were disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 27, 2021, and which appointments were originally to be effective June 15, 2021, were extended by the Board so that such appointments are now also effective on the Extended Director Appointment Effective Date.

The Board of Directors determined that both of Frank Knuettel II, MBA and Pamela G. Marrone, PhD are “independent” pursuant to the rules of the NASDAQ Capital Market.

Also on June 9, 2021, the Board of Directors confirmed the following Board committee appointments of Mr. Knuettel and Dr. Marrone; Russell T. Ray, MBA and Teresa DeLuca MD, MBA, and the current members of the Board, each effective on the Extended Director Appointment Effective Date:

Director Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk, Safety and Regulatory Committee
Lawrence Steinman, M.D. (1)
Sir Marc Feldmann, Ph.D. (1)
James N. Woody, M.D., Ph.D.
Larry Gold, Ph.D.	X	M		C
Donald A. McGovern, Jr. (2)	X	C	M		M
Russell T. Ray, MBA	X	M	M	M
Teresa DeLuca MD, MBA	X		C	M
Pamela G. Marrone, PhD	X		M		C
Frank Knuettel II, MBA	X	M			M

(1)	Co-Executive Chairman of the Board of Directors.
(2)	Lead independent director.
C	Chairperson of the Committee.
M	Member of the Committee.

Mr. Knuettel and Dr. Marrone are not party to any material plan, contract or arrangement (whether or not written) with the Company and there are no arrangements or understandings between Mr. Knuettel and Dr. Marrone and any other person pursuant to which they were selected to serve as a director of the Company, nor are they a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except in connection with the Offer Letters as discussed below.

In connection with each of Mr. Knuettel’s and Dr. Marrone’s appointment to the Board, such persons entered into offer letters with the Company, dated on or around May 21, 2021 (collectively, the “Offer Letters”). The Offer Letters set forth the compensation that Mr. Knuettel and Dr. Marrone will be entitled to, including a grant of options to purchase $425,000 of value of shares of the Company’s common stock (value per share and number of shares determined by the Black-Scholes calculation on the date of grant) (the “Initial Option Grant”), which will vest as to 1/48 of the balance of the option shares upon each month of service after the date of grant and have an exercise price per share equal to the closing sales price of a share of common stock on the grant date, provided that to the extent such grant results in less than an option to purchase 100,000 shares of the Company’s common stock, it is expected that the difference in shares between the Initial Option Grant and 100,000 shares would be granted in the next compensation year (vesting as to 1/36 of the balance of the option shares upon each month of service after the date of grant and having an exercise price per share equal to the closing sales price of a share of common stock on the grant date); and cash fees consistent with the compensation policy of the Board of Directors as amended from time to time, which currently consists of $40,000 per compensation year for an annual retainer fee plus additional committee fees of $5,000 for each of the Compensation Committee or Nomination and Corporate Governance Committee , and $7,500 for each of the Audit Committee or Risk Committee, on which the director serves, $10,000 for the Chairperson of the Compensation Committee and the Nomination and Corporate Governance Committee and $15,000 for the Chairperson of the Audit Committee and of the Risk Committee, per year.

The foregoing summary of the material terms of the Offer Letters is not complete and is qualified in its entirety by reference to the Form of Offer Letter, a copy of which is incorporated by reference herein as Exhibit 10.1, and incorporated by reference in this Item 5.02.

The Company will enter into a standard form of Indemnity Agreement (the “Indemnification Agreement”) with Mr. Knuettel and Dr. Marrone in connection with their appointment to the Board. The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Knuettel and Dr. Marrone under the circumstances and to the extent provided for therein, for certain expenses they may be required to pay in connection with certain claims to which they may be made a party by reason of their position as director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s governing documents. The foregoing is only a brief description of the Indemnification Agreement, does not purport to be complete and is qualified in its entirety by the Company’s standard form of indemnification agreement, previously filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (No. 333-217475), as amended, on April 26, 2017.

There are no family relationships between any director or executive officer of the Company, including, but not limited to the Appointees.

Biographical information for Mr. Knuettel and Dr. Marrone is provided below:

Frank Knuettel II, MBA, age 55

Mr. Knuettel has over 25 years of management experience in venture and private-equity backed public companies, and has advised public and private companies on financial management and controls, mergers and acquisitions, capital markets transactions and operating and financial restructurings. Mr. Knuettel has served as the Chief Executive Officer and director of Terra Tech Corp. (OTCQX:TRTC), a vertically integrated company focused on the cannabis sector with operations in California and Nevada, since December 2020. Mr. Knuettel was formerly Director of Capital and Advisory at Viridian Capital Advisors, a position he held from June 2020 to January 2021, following the sale but prior to the close of the acquisition of One Cannabis Group, Inc. (“OCG”) by an OTCQX listed company. At OCG, Mr. Knuettel served from June 2019 to January 2021 as Chief Financial Officer of the company, a leading cannabis dispensary franchisor, with over thirty cannabis dispensaries across seven states. Prior to joining OCG, Mr. Knuettel was Chief Financial Officer at MJardin Group, Inc. (“MJardin”) (August 2018 to January 2019, a Denver-based cannabis cultivation and dispensary management company, where he led the company’s IPO on the Canadian Securities Exchange. Following the IPO, Mr. Knuettel managed the merger with GrowForce, a Toronto-based cannabis cultivator, after which he moved over to the Chief Strategy Role (January 2019 to June 2019). In his role as CSO, he managed the acquisition of several private companies before recommending and executing the consolidation of management and other operations to Toronto and the closure of the executive office in Denver. From April to August 2018, Mr. Knuettel served as Chief Financial Officer of Aqua Metals, Inc. (NASDAQ:AQMS), an advanced materials firm that developed technology in battery recycling. Prior to that, from April 2014 to April, 2018, Mr. Knuettel served as Chief Financial Officer at Marathon Patent Group, Inc. (NASDAQ:MARA), a patent enforcement and licensing company. Before that, Mr. Knuettel held numerous CFO and CEO positions at early-stage companies where he had significant experience both building and restructuring businesses. He currently serves on the Board of Directors and in various committee roles of two private companies, one developing an anti-viral platform and the other focused on smart intubation devices. Mr. Knuettel graduated cum laude from Tufts University with a B.A. degree in Economics and from The Wharton School at the University of Pennsylvania with an M.B.A. in Finance and Entrepreneurial Management.

Mr. Knuettel’s significant experience with public and private companies in the cannabis space and biosciences space, as well as his background in finance and venture capital, make him well qualified to serve on the Board of Directors in the determination of the Board.

Pamela G. Marrone, PhD, age 64

Dr. Marrone served as Chief Executive Officer and founder of Marrone Bio Innovations, Inc. (NASDAQ:MBII), a natural products company producing pest management and plant health products, from April 2006 until her retirement in August 2020, and continues to serve on the Board of Directors of such company. She also served as President of Marrone Bio from 2006 through January 2015 and from September 2015 to August 2017. Dr. Marrone is currently Executive Chairperson and Partner of Primary BioAg Innovations and Global BioAg Linkages, a pair of companies founded to help sincere innovators scale their bioag and agtech businesses and gain market adoption. Prior to founding Marrone Bio, in 1995 Dr. Marrone founded AgraQuest, Inc. (acquired by Bayer), where she served as chief executive officer until May 2004 and as President or Chairman from such time until March 2006, and where she led teams that discovered and commercialized several bio-based pest management products. She served as founding president and business unit head for Entotech, Inc., a biopesticide subsidiary of Denmark-based Novo Nordisk A/S (acquired by Abbott Laboratories), from 1990 to 1995, and held various positions at the Monsanto Company from 1983 until 1990, where she led the Insect Biology Group, which was involved in pioneering projects in transgenic crops, natural products and microbial pesticides. Dr. Marrone is an author of over a dozen invited publications, an inventor on more than 300 patents and is in demand as a speaker and has served on the boards and advisory councils of numerous professional and academic organizations. In 2016, Dr. Marrone was elected to the Cornell University Board of Trustees and completed her four-year term in July 2020. In 2013, Dr. Marrone was named the Sacramento region’s “Executive of the Year” by the Sacramento Business Journal and “Cleantech Innovator of the Year” by the Sacramento Area Regional Technology Alliance and Best Manager with Strategic Vision by Agrow in 2014. In January 2019, she was awarded the “Sustie” award by the Ecological Farming Association for her decades-long leadership in sustainable agriculture. In March 2020, she was awarded the Most Admired CEO, Distinguished Career Award by the Sacramento Business Journal. Dr. Marrone earned a B.S. in Entomology from Cornell University and a Ph.D. in Entomology from North Carolina State University.

We believe Dr. Marrone’s strong background with public companies and her considerable management, technical and commercialization expertise, make her well qualified to serve on the Board of Directors in the determination of the Board.

Item 3.02. Unregistered Sales of Equity Securities

We plan to claim an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the Initial Option Grant, since the foregoing will not involve a public offering, the recipients are “accredited investors”, and the recipients will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain/will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 8.01. Other Events.

The Company shall issue a press release on June 8, 2021, regarding the Appointments. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Form of Director Nominee Offer Letter (May 2021) (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2021, and incorporated herein by reference)(File No. 001-38105)
10.2*	Form of Stock Option Agreement (June 2021 Director Options)(Filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2021, and incorporated herein by reference)(File No. 001-38105)
99.1**	Press Release dated June 10, 2021
* Filed herewith. ** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2021

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D..
Name: James N. Woody, M.D., Ph.D.
Title: Chief Executive Officer